Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO

AMENDMENT NO. 3, INCREMENTAL AMENDMENT AND JOINDER AGREEMENT

AMENDMENT NO. 1 TO AMENDMENT NO. 3, INCREMENTAL AMENDMENT AND JOINDER AGREEMENT (this “Amendment”) dated as of July 17, 2013 among Walter Investment Management Corp., a Maryland corporation (the “Borrower”), the other Credit Parties party hereto, Credit Suisse AG (“CS”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent under that certain Credit Agreement (as heretofore amended or modified, the “Credit Agreement”) dated as of November 28, 2012 among the Borrower, the lenders from time to time party thereto and the Administrative Agent, and each of CS, Morgan Stanley Senior Funding Inc., Barclays Bank PLC and Bank of America, N.A., each an “Additional Lender” under that certain Amendment No. 3, Incremental Amendment and Joinder Agreement (the “Incremental Amendment”) dated as of June 6, 2013 among the Borrower, the other Credit Parties party thereto, the Administrative Agent and the Additional Lenders.

RECITALS:

WHEREAS, the parties hereto, constituting all Persons party to the Incremental Amendment, intend to amend certain agreements contained in the Incremental Amendment and the Credit Agreement; and

WHEREAS, the Incremental Amendment and the Credit Agreement may be amended as set forth herein with the consent solely of the parties to the Incremental Amendment (and no other consent (including the consent of any other Lender) is required in order for this Amendment to be effective);

The parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in either the Credit Agreement or the Incremental Amendment has the meaning assigned to such term in the Credit Agreement or the Incremental Amendment, as the context may require. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement or the Incremental Amendment shall, after this Agreement becomes effective, refer to the Credit Agreement or the Incremental Amendment, as applicable, as amended hereby. For the avoidance of doubt, after the date hereof, any references to “date hereof,” or “date of this Agreement,” in the Credit Agreement, shall continue to refer to November 28, 2012 and any reference to “date hereof,” or “date of this Agreement,” in the Incremental Amendment, shall continue to refer to June 6, 2013.

SECTION 2. Incremental Term Loans. Notwithstanding anything to the contrary in the Incremental Amendment or the Credit Agreement, with effect from the date hereof, the Tranche C Incremental Term Loans made under the Incremental Amendment shall be deemed to be Tranche B Term Loans having identical terms as the Tranche B Term Loans (including, without limitation, with respect to the maturity date, mandatory prepayments, voluntary prepayments, and prepayment fees and premium) and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Credit Parties or any provisions regarding the rights of the Tranche B Term Lenders, of the Credit Agreement and the other Credit Documents. From the date hereof, each reference to a “Tranche B Term Loan” or “Tranche B Term Loans” in the Credit Agreement or the other

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Credit Documents shall be deemed to include the Tranche C Incremental Term Loans made pursuant to the Incremental Amendment (including, without limitation, for purposes of the definitions of “Adjusted LIBO Rate”, “All-in Yield” and “Repricing Transaction” in Section 1.01 of the Credit Agreement) and all other related terms will have correlative meanings mutatis mutandis. The Tranche C Incremental Term Loans, as Tranche B Term Loans, shall also constitute “Term Loans” for all purposes of the Credit Agreement and the other Credit Documents and “First Lien Indebtedness” for purposes of the Credit Agreement. For the avoidance of doubt and notwithstanding anything in this Amendment, the Incremental Amendment or the Credit Agreement to the contrary, the Tranche C Incremental Term Loans shall be considered an increase in the Tranche B Term Loans under the Credit Agreement and shall not be considered a separate tranche of Indebtedness under the Credit Agreement.

SECTION 3. Repayment of Tranche C Incremental Term Loans; Maturity Date. Notwithstanding anything to the contrary in the Incremental Amendment or the Credit Agreement:

(a) the Borrower shall pay to the Administrative Agent, a principal amount of the Tranche C Incremental Term Loans (as modified hereby) in accordance with clause (a)(i) of Section 2.11 of the Credit Agreement (as amended pursuant to Section 4 below) and, for the avoidance of doubt, commencing on the last Business Day of September 2013;

(b) to the extent not previously paid, all Tranche C Incremental Term Loans (as modified hereby) shall be due and payable on the Tranche B Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment; and

(c) all repayments required pursuant to this Section 3 shall be subject to Section 2.16 of the Credit Agreement, but shall otherwise be without premium or penalty.

SECTION 4. Amendments to Credit Agreement. Notwithstanding anything to the contrary in the Incremental Amendment or the Credit Agreement, effective on and as of the date hereof, none of the amendments to the Credit Agreement included in Section 8 of the Incremental Amendment shall be effective, and the Credit Agreement shall be amended only as follows:

(a) Section 2.11 of the Credit Agreement is hereby amended by replacing “$19,193,031.50” therein with “$21,790,433.20”.

SECTION 5. Representations of the Borrower. The Borrower represents and warrants that:

(a) each Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment and under each of the Credit Documents as amended or supplemented hereby to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment and each Credit Document as amended or supplemented hereby. Each Credit Party has duly executed and delivered this Amendment, and this Amendment and each Credit Document as amended or supplemented hereby constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(b) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date

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hereof and which remain in full force and effect on the date hereof), or exemption or other action by, any Governmental Authority or other Person is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Amendment or any Credit Document as amended or supplemented hereby or the legality, validity, binding effect or enforceability of this Amendment or any such Credit Document as amended or supplemented hereby; and

(c) the execution, delivery and performance of this Amendment and of the other Credit Documents as amended or supplemented hereby will not (i) contravene any provision of any material law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) require any consent under, or violate or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or give rise to any right to accelerate or to require the prepayment, repurchase of redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of the Credit Agreement or any material indenture, mortgage, deed of trust, other credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the first date when the Administrative Agent shall have received from the Borrower, each other Credit Party, each Additional Lender and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

SECTION 7. Acknowledgment of Additional Lenders. Each Additional Lender expressly acknowledges that neither any of the Agents, nor any Commitment Party (as defined in the Commitment Letter entered into in connection with the Incremental Amendment (the “Commitment Letter”)), nor any of their Affiliates nor any of their respective officers, directors, employees, agents or attorneys-in-fact have made any representations or warranties to it and that no act by any Agent or Commitment Party hereafter taken, including any review of the affairs of a Credit Party or any affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by any Agent or any Commitment Party to any Additional Lender. Each Additional Lender represents to the Agents and the Commitment Parties that it has, independently and without reliance upon any Agent, Commitment Party or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates and made its own decision to enter into this Amendment. Each Additional Lender also represents that it will, independently and without reliance upon any Agent, Commitment Party or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates. Each Additional Lender hereby (a) confirms that it has received a copy of the Credit Agreement and each other Credit Document and such other documents (including financial statements) and information as it deems appropriate to make its decision to enter into this Amendment and (b) agrees that it is bound by the terms of the Credit

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Agreement as a Lender thereunder and that it will continue to perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

SECTION 8. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 9. Confirmation of Guarantees and Security Interests. By signing this Amendment, each Credit Party hereby confirms that the obligations of the Credit Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the Tranche B Term Loans as increased hereby) and the other Credit Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Subsidiaries Guaranty, Security Documents and the other Credit Documents, (ii) constitute “Obligations”, “Secured Obligations” and “Guaranteed Obligations” or other similar term for purposes of the Credit Agreement, the Security Agreement and all other Credit Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Subsidiaries Guaranty, the Security Documents and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to any Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as modified hereby.

SECTION 10. Credit Agreement Governs. Except as expressly set forth herein and in the Incremental Fee Letter entered into in connection with the Incremental Amendment (the “Incremental Fee Letter”), this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

SECTION 11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12. Miscellaneous. This Agreement shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. The Borrower hereby consents to the assignment by any Additional Lender of all or a portion of its Tranche C Incremental Term Loans (as modified hereby) to any bank, financial institution or other investor identified by any Additional Lender in writing to the Borrower on or prior to the date hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WALTER INVESTMENT MANAGEMENT CORP.,
as Borrower

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE ASSET ACQUISITION LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE CL LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE CONSUMER DISCOUNT COMPANY

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE CREDIT LLC

By:	/s/ Brian F. Corey
	Name:	Brian F. Corey
	Title:	Senior Vice President and Secretary

GREEN TREE CREDIT SOLUTIONS LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE HE/HI CORP.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE HE/HI LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE INSURANCE AGENCY OF NEVADA, INC.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE INSURANCE AGENCY INC.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE INVESTMENT HOLDINGS II LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE INVESTMENT HOLDINGS III LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE INVESTMENT MANAGEMENT LLC

By:	/s/ Jeffrey A. Hilligoss
	Name:	Jeffrey A. Hilligoss
	Title:	President

GREEN TREE LICENSING LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE LOAN COMPANY

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE MH CORP.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE MH LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE SERVERTIS ACQUISITION LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE SERVERTIS GP LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE SERVICING CORP.

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE SERVICING LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

GREEN TREE LOAN ACQUISITION II LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

LANDMARK ASSET RECEIVABLES MANAGEMENT LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Senior Vice President and Treasurer

WALTER INVESTMENT HOLDING COMPANY, LLC

By:	/s/ Kimberly A. Perez
	Name:	Kimberly A. Perez
	Title:	Vice President and Treasurer

MORTGAGE ASSET SYSTEMS, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

REO MANAGEMENT SOLUTIONS, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

SPECIALTY SERVICING SOLUTIONS, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

REO LEASING SOLUTIONS, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

CENTRAL ASSET REVIEW, LLC

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

MORTGAGE CONSULTANTS OF AMERICA CORPORATION

By:	/s/ H. Marc Helm
	Name:	H. Marc Helm
	Title:	Vice President

REVERSE MORTGAGE SOLUTIONS, INC.

By:	/s/ Jeanetta Brown
	Name:	Jeanetta Brown
	Title:	Vice President

WALTER REVERSE ACQUISITION LLC

By:	/s/ Cheryl A. Collins
	Name:	Cheryl A. Collins
	Title:	Treasurer

WALTER INVESTMENT PROPERTIES, LLC

By:	/s/ Kimberly A. Perez
	Name:	Kimberly A. Perez
	Title:	Vice President and Treasurer

DT HOLDINGS LLC

By:	/s/ Kimberly A. Perez
	Name:	Kimberly A. Perez
	Title:	Chief Financial Officer and Treasurer

DITECH MORTGAGE CORP

By:	/s/ Scott Griffith
	Name:	Scott Griffith
	Title:	Chief Financial Officer

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Alex Verdone
	Name:	Alex Verdone
	Title:	Authorized Signatory

ADDITIONAL LENDERS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an Additional Lender

By:	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Authorized Signatory

By:	/s/ Alex Verdone
	Name:	Alex Verdone
	Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as an Additional Lender

By:	/s/ Nehal Abdel Hakim
	Name:	Nehal Abdel Hakim
	Title:	Authorized Signatory

BARCLAYS BANK PLC, as an Additional Lender

By:	/s/ Vanessa Roberts
	Name:	Vanessa Roberts
	Title:	Managing Director

BANK OF AMERICA, N.A., as an Additional Lender

By:	/s/ Samuel Baruch
	Name:	Samuel Baruch
	Title:	Director